                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                           Staten Island Bancorp
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                       [STATEN ISLAND BANCORP LETTERHEAD]
















                                                      June 5, 1998


Dear Stockholder:

      You are cordially invited to attend a Special Meeting of Stockholders of Staten Island Bancorp, Inc. The meeting will be held at the Excelsior Grand, located at 2380 Hylan Boulevard, Staten Island, New York, on Friday, July 10, 1998 at 10:00 a.m., Eastern Time. The matters to be considered by stockholders at the Special Meeting are described in the accompanying materials.

      It is very important that your shares be voted at the Special Meeting regardless of the number you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Special Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

      Your continued support of and interest in Staten Island
Bancorp, Inc. is sincerely appreciated.

                                    Sincerely,




                                    Harry P. Doherty
                                    Chairman of the Board and
                                       Chief Executive Officer

                           STATEN ISLAND BANCORP, INC.
                                 15 BEACH STREET
                          STATEN ISLAND, NEW YORK 10304
                                 (718) 447-7900
                             _____________________

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 10, 1998

                             _____________________


      NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders ("Special Meeting") of Staten Island Bancorp, Inc. (the "Company") will be held at the Excelsior Grand, located at 2380 Hylan Boulevard, Staten Island, New York, on Friday, July 10, 1998 at 10:00 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

      (1)   To consider and approve the adoption of the 1998 Stock Option Plan;

      (2) To consider and approve the adoption of the 1998 Recognition and Retention Plan and Trust Agreement; and

      (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

      The Board of Directors has fixed June 1, 1998 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Special Meeting or at any such adjournment.

                                             By Order of the Board of Directors



                                             Patricia J. Villani
                                             Corporate Secretary

Staten Island, New York
June 5, 1998

YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                          STATEN ISLAND BANCORP, INC.

                             _____________________

                                PROXY STATEMENT
                             _____________________

                        SPECIAL MEETING OF STOCKHOLDERS

                                 JULY 10, 1998


      This Proxy Statement is furnished to holders of common stock, $.01 par value per share ("Common Stock"), of Staten Island Bancorp, Inc. (the "Company"), a Delaware-chartered thrift holding company for Staten Island Savings Bank (the "Savings Bank"). The Company acquired all of the Bank's common stock issued in connection with the conversion of the Savings Bank from the mutual to stock form in December 1997 (the "Conversion"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Special Meeting of Stockholders ("Special Meeting") to be held at the Excelsior Grand, located at 2380 Hylan Boulevard, Staten Island, New York, on Friday, July 10, 1998 at 10:00 a.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Special Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about June 5, 1998.

      The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Patricia J. Villani, Corporate Secretary, Staten Island Bancorp, Inc., 15 Beach Street, Staten Island, New York 10304); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Special Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Special Meeting and any adjournment thereof and will not be used for any other meeting.

                                    VOTING

      Only stockholders of record of the Company at the close of business on June 1, 1998 (the "Voting Record Date") are entitled to notice of and to vote at the Special Meeting and at any adjournment thereof. On the Voting Record Date, there were 45,130,312 shares of Common Stock issued and outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Special Meeting on all matters properly presented at the meeting.

      The presence in person or by proxy of at least a majority of the issued and outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Special Meeting. The affirmative vote of the holders of a majority of the total votes eligible to be cast in person or by proxy at the Special Meeting is required for approval of the proposals to approve the 1998 Stock Option Plan (the "Option Plan") and the 1998 Recognition and Retention Plan and Trust Agreement (the "Recognition Plan"). Under rules applicable to broker-dealers, the proposals to approve the Option Plan and the Recognition Plan are considered "non-discretionary" items upon which brokerage firms may not vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there may be "broker non-votes" at the meeting. Because of the required votes, abstentions and broker non-votes will have the same effect as a vote against the proposals to approve the Option Plan and the Recognition Plan.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors of the Company, (iii) the executive officers of the Company and the Savings Bank; and (iv) all directors and executive officers of the Company and the Savings Bank as a group.

                                                 Amount and
            Name of Beneficial                     Nature
            Owner or Number of                  of Beneficial           Percent of
             Persons in Group                  Ownership as of            Common
            ------------------                 June 1, 1998(1)             Stock
                                               ---------------             -----
Staten Island Bancorp, Inc.                      3,438,500                 7.62%
Employee Stock Ownership Plan
15 Beach Street
Staten Island, New York 10304


Directors:

Harold Banks                                        61,066(3)                  *
Charles J. Bartels                                  18,586(4)                  *
James R. Coyle                                      54,214(5)                  *
Harry P. Doherty                                    96,106(6)                  *
William G. Horn                                     12,343(7)                  *
Denis P. Kelleher                                   17,339(8)                  *
Julius Mehrberg                                     19,950(9)                  *
John R. Morris                                      42,000(10)                 *
Kenneth W. Nelson                                   67,000(11)                 *
William E. O'Mara                                    4,000                     *

Other Executive Officers:

Frank J. Besignano                                  35,363(12)                 *
John P. Brady                                       24,269(13)                 *
Donald C. Fleming                                   10,000(14)                 *
Deborah Pagano                                      29,958(15)                 *
Edward J. Klingele                                  18,268(16)                 *

All Directors and Executive
Officers of the Company and the
Savings Bank as a group (15                        510,462(2)              1.13%
persons)

-----------------
*      Represents less than 1% of the outstanding stock.

(1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) The Staten Island Bancorp, Inc. Employee Stock Ownership Plan ("ESOP") was established by an agreement between the Company and Messrs. Bartels, Coyle, Doherty, Horn and Morris who act as trustees of the plan ("Trustees"). As of the Voting Record Date, none of the shares held by the ESOP had been allocated to the accounts of participating employees. Under the terms of the ESOP, the allocated shares held in the ESOP will be voted in accordance with the instructions of the participating employees. Unallocated shares held in the ESOP will generally be voted in the same ratio on any matter as those allocated shares for which instructions are given, subject in each case to the fiduciary duties of the ESOP trustees and applicable law. Any allocated shares which either abstain on the proposal or are not voted will be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries. The amount of Common Stock beneficially owned by directors who serve as Trustees of the ESOP and by all directors and executive officers as a group does not include the unallocated shares held by the ESOP.

(3) Includes 48,566 shares held by the retirement fund of Ocean View The Cemetery Beautiful, of which Mr. Banks is the Executive Director. Mr. Banks disclaims beneficial ownership with respect to such shares.

(4) Includes 2,459 shares held by Mrs. Bartels and 1,290 shares held in trust for Mr. Bartel's grandchildren as to which he is custodian.

(5) Includes 11,824 shares held jointly with Mr. Coyle's spouse, 3,645 shares held by children of Mr. Coyle who reside with him, 36,805 shares held by the Savings Bank's 401(k) Plan and 1,940 shares held by the Directors' Deferred Compensation Committee.

(6) Includes 36,835 shares held jointly with Mr. Doherty's spouse, 1,750 shares held by children of Mr. Doherty who reside with him, 6,140 shares held by the Directors' Deferred Compensation Plan and 51,381 shares held by the Savings Bank's 401(k) Plan.

(7)    Includes 4,010 shares held by the Directors' Deferred Compensation Plan.

(8) Includes 1,343 shares held individually by Mr. Kelleher's spouse and 15,996 shares held by the Directors' Deferred Compensation Plan.

(9) Includes 10,000 shares held individually by Mr. Mehrberg's spouse and 7,950 shares held by the Directors' Deferred Compensation Plan.

(10)   All shares held jointly with Mr. Morris's spouse.

(11) Includes 18,000 shares held individually by Mrs. Nelson, 24,000 shares held by Tech Product, Inc. of which Mr. Nelson is a controlling shareholder, and 10,000 shares held by the Margaret M. Nelson Realty Trust for which Mr. Nelson serves as a trustee.

(12) Includes 8,333 shares held jointly with Mr. Besignano's spouse, 333 shares held in an Individual Retirement Account and 26,697 shares held by the Savings Bank's 401(k) Plan.

(13)   Includes 23,881 shares held by the Savings Bank's 401(k) Plan.

(14)   All shares held jointly with Mr. Fleming's spouse.

(15) Includes 625 shares held by each of the Individual Retirement Accounts of Ms. Pagano and her spouse and 22,837 shares held by the Savings Bank's 401(k) Plan.

(16) Includes 590 shares held jointly with Mr. Klingele's spouse, 5,750 shares held in trust for children of Mr. Klingele who reside with him, 178 shares held by his Individual Retirement Account and 11,750 shares held by the Savings Bank's 401(k) Plan.

                  PROPOSAL TO ADOPT THE 1998 STOCK OPTION PLAN


GENERAL

       The Board of Directors has adopted the Option Plan which is designed to attract and retain qualified personnel in key positions, provide officers and key employees with a proprietary interest in the Company and as an incentive to contribute to the success of the Company and reward key employees for outstanding performance. The Option Plan is also designed to attract and retain qualified directors for the Company. The Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Code ("incentive stock options"), non-incentive or compensatory stock options and stock appreciation rights (collectively "Awards"). Awards will be available for grant to officers, key employees and directors (including emeritus directors) of the Company and any subsidiaries, except that non-employee directors will be eligible to receive only awards of non-incentive stock options. If stockholder approval is obtained, options to acquire shares of Common Stock will be awarded to officers, key employees and directors of the Company and the Savings Bank with an exercise price equal to the fair market value of the Common Stock on the date of grant.

DESCRIPTION OF THE OPTION PLAN

       The following description of the Option Plan is a summary of its terms and is qualified in its entirety by reference to the Option Plan, a copy of which is attached hereto as Appendix A.

       Administration. The Option Plan will be administered and interpreted by a committee of the Board of Directors ("Committee") that is comprised solely of two or more non-employee directors. The members of the Committee will initially consist of Messrs. William G. Horn, Julius Mehrberg and John R. Morris.

       Stock Options. Under the Option Plan, the Board of Directors or the Committee will determine which officers, key employees and non-employee directors will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option, whether such options may be exercised by delivering other shares of Common Stock and when such options become exercisable. The per share exercise price of an incentive stock option shall at least equal to the fair market value of a share of Common Stock on the date the option is granted, and the per share exercise price of a compensatory stock option shall at least equal the greater of par value or the fair market value of a share of Common Stock on the date the option is granted.

       Unless stated otherwise at the time of grant, all options granted to participants under the Option Plan shall become vested and exercisable at the rate of 20% per year on each annual anniversary of the date the options were granted, and the right to exercise shall be cumulative. Notwithstanding the foregoing, no vesting shall occur on or after a participant's employment or service with the Company is terminated for any reason other than his death or disability. Unless the Committee or Board of Directors shall specifically state otherwise at the time an option is granted, all options granted to participants shall become vested and exercisable in full on the date an optionee terminates his employment or service with the Company or a subsidiary company because of his death or disability. In addition, all stock options will become vested and exercisable in full on the date an optionee terminates his employment or service with the Company or a subsidiary company due to retirement or as the result of a change in control of the Company if, as of such date of retirement or change in control of the Company: (i) such treatment is either authorized or is not prohibited by applicable laws and regulations, or (ii) an amendment to the Option Plan providing for such treatment has been approved by the stockholders of the Company at a meeting of stockholders held more than one year after the consummation of the Conversion.

       Each stock option or portion thereof shall be exercisable at any time on or after it vests and is exercisable until the earlier of ten years after its date of grant or one year after the date on which the optionee's employment (three years after termination of service in the case of non-employee directors), unless extended by the Committee or the Board of Directors to a period not to exceed five years from such termination. Unless stated otherwise at the time an option is granted (i) if an optionee terminates his employment or service with the Company as a result of disability or retirement without having fully exercised his options, the optionee shall have three years following his termination due to disability or retirement to exercise such options, and (ii) if an optionee terminate his employment or service with the Company following a change in control of the Company without having fully exercised his options, the optionee shall have the right to exercise such options during the remainder of the original ten year term of the option. However, failure to exercise incentive stock options within three months after the date on which the optionee's employment terminates may result in adverse tax consequences to the optionee. If an optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability and dies without having fully exercised his options, the optionee's executors, administrators, legatees or distributees of his estate shall have the right to exercise such options during the twelve-month period following his death, provided no option will be exercisable more than ten years from the date it was granted.

       Stock options are non-transferable except by will or the laws of descent and distribution. Notwithstanding the foregoing, an optionee who holds non-qualified options may transfer such options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit or one or more of these individuals. Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred shall be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

       Payment for shares purchased upon the exercise of options may be made either in cash, by certified or cashier's check or, if permitted by the Committee or the Board, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an option) with a fair market value equal to the total option price, by withholding some of the shares of Common Stock which are being purchased upon exercise of an option, or any combination of the foregoing. To the extent an optionee already owns shares of Common Stock prior to the exercise of his or her option, such shares could be used (if permitted by Committee or the Board) as payment for the exercise price of the option. If the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to acquire a number of shares of Common Stock upon exercise of the option which is greater than the number of shares delivered as payment for the exercise price. In addition, an optionee can exercise his or her option in whole or in part and then deliver the shares acquired upon such exercise (if permitted by the Committee or the Board) as payment for the exercise price of all or part of his options. Again, if the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to either (1) reduce the amount of cash required to receive a fixed number of shares upon exercise of the option or (2) receive a greater number of shares upon exercise of the option for the same amount of cash that would have otherwise been used. Because options may be exercised in part from time to time, the ability to deliver Common Stock as payment of the exercise price could enable the optionee to turn a relatively small number of shares into a large number of shares.

       Stock Appreciation Rights. Under the Option Plan, the Board of Directors or the Committee is authorized to grant rights to optionees ("stock appreciation rights") under which an optionee may surrender any exercisable incentive stock option or compensatory stock option or part thereof in return for payment by the Company to the optionee of cash or Common Stock in an amount equal to the excess of the fair market value of the shares of Common Stock subject to option at the time over the option price of such shares, or a combination of cash and Common Stock. Stock appreciation rights may be granted concurrently with the stock options to which they relate or at any time thereafter which is prior to the exercise or expiration of such options.

       Number of Shares Covered by the Option Plan. A total of 4,298,125 shares of Common Stock, which is equal to 10% of the Common Stock sold in the Conversion, has been reserved for future issuance pursuant to the Option Plan. In the event of a stock split, reverse stock split, subdivision, stock dividend or any other capital adjustment, the number of shares of Common Stock under the Option Plan, the number of shares to which any Award relates and the exercise price per share under any option or stock appreciation right shall be adjusted to reflect such increase or decrease in the total number of shares of Common Stock outstanding or such capital adjustment. The Option Plan provides that grants to each employee and each non-employee director shall not exceed 25% and 5% of the shares of Common Stock available under the Option Plan, respectively. Awards made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Option Plan.

       Amendment and Termination of the Option Plan. Unless sooner terminated, the Option Plan shall continue in effect for a period of ten years from May 20, 1998, the date that the Option Plan was adopted by the Board of Directors. Termination of the Option Plan shall not affect any previously granted Awards.

       Federal Income Tax Consequences. Under current provisions of the Code, the federal income tax treatment of incentive stock options and compensatory stock options is different. As regards incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to the Company any time as a result of such grant or exercise. With respect to compensatory stock options, the difference between the fair market value on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and the Company will be entitled to a deduction in the amount of income so recognized by the optionee. Upon the exercise of a stock appreciation right, the holder will realize income for federal income tax purposes equal to the amount received by him, whether in cash, shares of stock or both, and the Company will be entitled to a deduction for federal income tax purposes in the same amount.

       Section 162(m) of the Code generally limits the deduction for certain compensation in excess of $1 million per year paid by a publicly-traded corporation to its chief executive officer and the four other most highly compensated executive officers ("covered executive"). Certain types of compensation, including compensation based on performance goals, are excluded from the $1 million deduction limitation. In order for compensation to qualify for this exception: (i) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (ii) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (iii) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to and approved by stockholders in a separate vote prior to payment; and (iv) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied (the "Certification Requirement").

       Final Treasury regulations issued in July 1996 provide that compensation attributable to a stock option or stock appreciation right is deemed to satisfy the requirement that compensation be paid solely on account of the attainment of one or more performance goals if: (i) the grant is made by a compensation committee consisting solely of two or more outside directors, as defined;

(ii) the plan under which the option or stock appreciation right is granted states the maximum number of shares with respect to which options or stock appreciation rights may be granted during a specified period to any employee; and (iii) under the terms of the option or stock appreciation right, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of grant or award. The Certification Requirement is not necessary if these other requirements are satisfied.

       The Option Plan has been designed to meet the requirements of Section 162(m) of the Code and, as a result, the Company believes that compensation attributable to stock options and stock appreciation rights granted under the Option Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Code. If the non-excluded compensation of a covered executive exceeded $1 million, however, compensation attributable to other awards, such as restricted stock, may not be fully deductible unless the grant or vesting of the award is contingent on the attainment of a performance goal determined by a compensation committee meeting specified requirements and disclosed to and approved by the stockholders of the Company. The Board of Directors believes that the likelihood of any impact on the Company from the deduction limitation contained in Section 162(m) of the Code is remote at this time.

       The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

       Accounting Treatment. Stock appreciation rights will, in most cases, require a charge against the earnings of the Company each year representing appreciation in the value of such rights over periods in which they become exercisable. Such charge is based on the difference between the exercise price specified in the related option and the current market price of the Common Stock. In the event of a decline in the market price of the Common Stock subsequent to a charge against earnings related to the estimated costs of stock appreciation rights, a reversal of prior charges is made in the amount of such decline (but not to exceed aggregate prior charges).

       Neither the grant nor the exercise of an incentive stock option or a non-qualified stock option under the Stock Option Plan currently requires any charge against earnings under generally accepted accounting principles. In October 1995, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based

Compensation," which is effective for transactions entered into after December 15, 1995. This Statement establishes financial accounting and reporting standards for stock-based employee compensation plans. This Statement defines a fair value method of accounting for an employee stock option or similar equity instrument and encourages all entities to adopt that method of accounting for all of their employee stock compensation plans. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value method of accounting prescribed by APB Opinion No. 25, "Accounting for Stock Issued to Employees." Under the fair value method, compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. Under the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of the stock at grant date or other measurement date over the amount an employee must pay to acquire the stock. The Company anticipates that it will use the intrinsic value method, in which event pro forma disclosure will be included in the footnotes to the Company's financial statements to show what net income and earnings per share would have been if the fair value method had been utilized. If the Company elects to utilize the fair value method, its net income and earnings per share may be adversely affected.

       Stockholder Approval. No Awards will be granted under the Option Plan unless the Option Plan is approved by stockholders. Stockholder ratification of the Option Plan will also satisfy New York Stock Exchange ("NYSE") listing, federal tax and Office of Thrift Supervision ("OTS") requirements.

       Awards to be Granted. The Board of Directors of the Company adopted the Option Plan and the Committee established thereunder intends to grant options to executive officers, employees and non-employee directors (including emeritus directors) of the Company and the Savings Bank. The initial grants shall be effective upon stockholder approval of the Option Plan with a per share exercise price equal to the fair market value of a share of Common Stock on such date. The following table sets forth certain information with respect to such grants.

                                                                  NUMBER OF
    NAME OF INDIVIDUAL OR                                          SHARES
    NUMBER OF PERSONS IN                                         SUBJECT TO
            GROUP                      TITLE                   STOCK OPTIONS
---------------------------    -------------------------     -------------------
Harry P. Doherty               Chairman and Chief                    325,000
                                 Executive Officer

James R. Coyle                 President and                         225,000
                                 Chief Operating
                                 Officer

John P. Brady                  Executive Vice                        103,000
                                 President

Deborah Pagano                 Senior Vice                            90,000
                                 President

Edward J. Klingele             Senior Vice                            93,000
                                 President

All executive officers                                               994,000
as a group (seven
persons)

All non-employee                                                     400,000
directors as a group (eight
persons)(1)

All employees, not                                                 1,462,000
including executive officers,
as a group (51 persons)

-------------------

(1) Does not include grants to emeritus directors of the Company or the Bank.

       The terms of the options granted to all recipients shall provide that they will be vested and exercisable 20% per year over a five-year period commencing on the first anniversary of the date of grant.

       On May 28, 1998, the closing price of a share of Common Stock on the NYSE was $22 5/16.

       Regulatory Requirements. The Option Plan and the Recognition Plan (the "Plans") comply with applicable OTS regulations and are required to be submitted to the OTS after approval by stockholders. No assurance can be given as to whether the OTS will raise any objections to the Plans as presented to stockholders or whether the OTS may require modifications to be made to the Plans. A vote for approval of the Plans shall be deemed to be a vote for approval of the Plans as the same may be required to be modified by the OTS, provided that the change is not material as determined by the Company. The Company will not make any modification to the Plans which would increase the level of benefits from that presented. Non-objection to the Plans by the OTS shall not constitute approval or endorsement of the Plans by the OTS.

       Under OTS regulations, certain stock benefit plans established or implemented within one year following the completion of a mutual to stock conversion are required to contain certain restrictions and limitations, which are contained in the Plans. Specifically, the OTS regulations provide, among other provisions, that awards begin vesting no earlier than one year from the date the plans are approved by stockholders, shall not vest at a rate in excess of 20% per year and shall not provide for accelerated vesting except in the case of disability or death. Recently, the OTS has authorized the elimination of these provisions more than one year after a conversion, provided that stockholder approval of such amendments to the plans is obtained. The Plans provide that in the event of termination of service following a change in control of the Company or retirement, vesting of awards would accelerate if, as of such date: (i) such treatment is either authorized or is not prohibited by applicable law and regulations, or (ii) amendments to the Plans providing for such treatment has been approved by the stockholders of the Company at a meeting of stockholders held more than one year after the consummation of the Conversion. The Company currently plans to submit amendments to the Plans to stockholders at its first meeting of stockholders held one year after the Conversion in order to remove these restrictions and to provide that new awards granted after such stockholder approval shall vest at the rate determined by the Board or the Committee at the time of grant and that both existing and new awards shall accelerate and vest upon termination of service to the Company upon retirement or following a change in control of the Company.

       THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ADOPTION OF THE 1998 STOCK OPTION PLAN.


                    PROPOSAL TO ADOPT THE 1998 RECOGNITION
                    AND RETENTION PLAN AND TRUST AGREEMENT

GENERAL

       The Board of Directors of the Company has adopted the Recognition Plan, the objective of which is to enable the Company to provide officers, key employees and directors with a proprietary interest in the Company and as an incentive to contribute to its success. Officers, key employees and directors (including emeritus directors) of the Company and the Savings Bank who are selected by the Board of Directors of the Company or members of a committee appointed by the Board will be eligible to receive benefits under the Recognition Plan. If stockholder approval is obtained, shares will be granted to officers, key employees and directors as determined by the Committee or the Board of Directors.

DESCRIPTION OF THE RECOGNITION PLAN

       The following description of the Recognition Plan, is a summary of its terms and is qualified in its entirety by reference to the Recognition Plan, a copy of which is attached hereto as Appendix B.

       Administration. A committee of the Board of Directors of the Company will administer the Recognition Plan, which shall consist of at least two non-employee directors of the Company. The members of the Committee will initially consist of Messrs. William G. Horn, Julius Mehrberg and John R. Morris, who will also serve as trustees of the trust established pursuant to the Recognition Plan ("Trust"). The trustees will have the responsibility to invest all funds contributed by the Company to the Trust.

       Upon stockholder approval of the Recognition Plan, the Company will acquire Common Stock on behalf of the Recognition Plan, in an amount necessary to purchase the number of shares of Common Stock equal to 4% of the Common Stock sold in the Conversion, or 1,719,250 shares. It is currently anticipated that these shares will be acquired through open market purchases to the extent available, although the Company reserves the right to issue previously unissued shares or treasury shares to the Recognition Plan. The issuance of new shares by the Company would be dilutive to the voting rights of existing stockholders and to the Company's book value per share and earnings per share.

       Grants. Unless stated otherwise at the time of grant, shares of Common Stock granted pursuant to the Recognition Plan will be in the form of restricted stock payable over a five-year period at a rate of 20% per year, beginning one year from the anniversary date of the grant. A recipient will be entitled to all voting and other stockholder rights with respect to shares which have been earned and allocated under the Recognition Plan. However, until such shares have been earned and allocated, they may not be sold, pledged or otherwise disposed of and are required to be held in the Trust. In addition, any cash dividends or stock dividends declared in respect of unvested share awards will be held by the Trust for the benefit of the recipients and such dividends, including any interest thereon, will be paid out proportionately by the Trust to the recipients thereof as soon as practicable after the share awards become earned.

       If a recipient terminates employment or service with the Company for reasons other than death, disability or retirement, the recipient will forfeit all rights to the allocated shares under restriction. All shares subject to an award held by a recipient whose employment or service with the Company or any subsidiary terminates due to death or disability shall be deemed earned as of the recipient's last day of employment or service with the Company or any subsidiary and shall be distributed as soon as practicable thereafter. In addition, in the event that a recipient's employment or service with the Company or any subsidiary terminates due to retirement or following a change in control of the Company all shares subject to an award held by a recipient shall be deemed earned as of the recipient's last day of employment with or service to the Company or any subsidiary and shall be distributed as soon as practicable thereafter, provided that as of the date of such retirement or change in control: (i) such treatment is either authorized or is not prohibited by applicable laws and regulations, or (ii) an amendment to the Recognition Plan providing for such treatment has been approved by the stockholders of the Company at a meeting of stockholders held more than one year after the consummation of the Conversion.

       Federal Income Tax Consequences. Pursuant to Section 83 of the Code, recipients of Recognition Plan awards will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock granted to them at the time that the shares vest and become transferable. A recipient of a Recognition Plan award may also elect, however, to accelerate the recognition of income with respect to his or her grant to the time when shares of Common Stock are first transferred to him or her, notwithstanding the vesting schedule of such awards. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of Recognition Plan awards in the year in which such amounts are included in income.

       Accounting Treatment. For a discussion of SFAS No. 123, see "Proposal to Adopt the 1998 Stock Option Plan - Description of Option Plan - Accounting Treatment." Under the intrinsic value method, the Company will also recognize a compensation expense as shares of Common Stock granted pursuant to the Recognition Plan vest. The amount of compensation expense recognized for accounting purposes is based upon the fair market value of the Common Stock at the date of grant to recipients, rather than the fair market value at the time of vesting for tax purposes. The vesting of plan share awards will have the effect of increasing the Company's compensation expense.

       Stockholder Approval. No shares will be granted under the Recognition Plan unless the Recognition Plan is approved by stockholders.

       Shares to be Granted. The Board of Directors of the Company adopted the Recognition Plan and the Committee established thereunder intends to grant shares to executive officers, key employees and non-employee directors (including emeritus directors) of the Company and the Savings Bank. However, the individual recipients and specific amounts of such awards have not yet been determined. The Recognition Plan provides that grants to each employee and each non-employee director shall not exceed 25% and 5% of the shares of Common Stock available under the Recognition Plan, respectively. Awards made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Recognition Plan.

      Regulatory Requirements. For a discussion of the OTS requirements related to the Recognition Plan see "Proposal to Adopt the 1998 Stock Option Plan - Description of the Option Plan - Regulatory Requirements."

       THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ADOPTION OF THE 1998 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT.

                             MANAGEMENT COMPENSATION

SUMMARY COMPENSATION TABLE

       The following table sets forth a summary of certain information concerning the compensation paid by the Savings Bank (including amounts deferred to future periods by the officers) for services rendered in all capacities during the year ended December 31, 1997 to the Chairman and Chief Executive Officer of the Savings Bank and the four other most highly compensated officers of the Savings Bank.


                                             Annual Compensation                       Long Term Compensation
                                 --------------------------------------------  -------------------------------------
                                                                                         Awards             Payouts
                                                                    Other      -------------------------   --------
                                                                    Accrual                  Securities                All Other
         Name and                                                   Compen-     Restricted   Underlying     LTIP        Compen-
     Principal Position          Year       Salary      Bonus      sation(1)      Stock      Options        Payouts    sation(1)
     -------------------         ----       ------      -----      ----------     -----      -------        -------    -----------
Harry P. Doherty
  Chairman and Chief             1997      $504,015      --          --             --          --           --        $50,625
  Executive Officer              1996       356,457      --          --             --          --           --         43,500
James R. Coyle
  President and Chief            1997       348,513      --          --             --          --           --         37,236
  Operating Officer              1996       275,715      --          --             --          --           --         35,680
John P. Brady
  Executive Vice                 1997       163,190      --          --             --          --           --         20,973
  President                      1996       137,909      --          --             --          --           --         20,500
Deborah Pagano
  Senior Vice President          1997       125,852      --          --             --          --           --         19,298
                                 1996       117,394      --          --             --          --           --         18,053
Edward J. Klingele
  Senior Vice President          1997       129,473      --          --             --          --           --         16,584
                                 1996       116,833      --          --             --          --           --         15,876


---------------

(1) Does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of management of the Savings Bank, the costs to the

    Savings Bank of providing such benefits to the named executive officer during the year ended December 31, 1997 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(2) Consists of the Savings Bank's contributions to the Savings Bank's 401(k) profit sharing plan to the account of the named executive officers, as well as $30,175 and $18,738 allocated to Messrs. Doherty and Coyle, respectively, pursuant to the Savings Bank's Supplemental Executive Retirement Plan ("SERP").

EMPLOYMENT AGREEMENTS

    The Company and the Savings Bank (the "Employers") have entered into employment agreements with each of Messrs. Doherty, Coyle, Brady, Besignano, Klingele and Fleming and Ms. Pagano (the "Senior Executive Officers"). The Employers have agreed to employ the executives for a term of three years, in each case in their current respective positions. Initially, the agreements with the executives are at their current salary levels. The executives' compensation and expenses shall be paid by the Company and the Savings Bank in the same proportion as the time and services actually expended by the Senior Executive Officers on behalf of each respective Employer. With respect to Messrs. Doherty and Coyle, the employment agreements will be reviewed annually, and with respect to the five other Senior Executive Officers, the employment agreements will be reviewed prior to the second anniversary and each anniversary thereafter by the Boards of Directors of the Employers. At such times, the term of the executives' employment agreements shall be extended each year for a successive additional one-year period upon the approval of the Employers' Boards of Directors, unless either party elects, not less than 30 days prior to the annual anniversary date, not to extend the employment term.

    Each of the employment agreements are terminable with or without cause by the Employers. The Senior Executive Officers shall have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination or termination by the Employers for cause. The agreements provide for certain benefits in the event of the executive's death, disability or retirement. In the event that (i) the executive terminates his or her employment because of failure to comply with any material provision of the employment agreement or the Employers change the executive's title or duties or
(ii) the employment agreement is terminated by the Employers other than for cause, disability, retirement or death or by the executive as a result of certain adverse actions which are taken with respect to the executive's employment following a change in control of the Company, as defined, Messrs. Doherty and Coyle will be entitled to a cash severance amount equal to three times their average annual compensation, as defined, plus an amount to reimburse the executives for certain tax obligations, and the five other Senior Executive Officers will be entitled to a cash severance amount equal to two times their average annual compensation, as defined.

    A change in control is generally defined in the employment agreements to include any change in control of the Company required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 20% or more of the Company's outstanding voting securities and (ii) a change in a majority of the directors of the Company during any three-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

    With respect to the employment agreements with the other Senior Executive Officers, each employment agreement provides that, in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, then such payments and benefits received thereunder shall be reduced by the amount which is the minimum necessary to result in the payments not exceeding three times the recipient's average annual compensation from the employer which was includable in the recipient's gross income during the most recent five taxable years. Recipients of excess parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

    Although the above-described employment agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect. The Company and/or the Savings Bank may determine to enter into similar employment agreements with other officers in the future.

DIRECTOR'S COMPENSATION

    Directors of the Company, except for Messrs. Doherty and Coyle, receive $1,800 per meeting attended of the Board and $1,200 per committee meeting ($600 in the case of the Savings Bank Loan Review Committee) attended. The Chairman of each committee of the Board also receives $1,500 per meeting attended ($750 in the case of the Savings Bank Loan Review Committee). Board fees are subject to periodic adjustment by the Board of Directors.

RETIREMENT PLAN

    The Savings Bank maintains a non-contributory, tax-qualified defined benefit pension plan (the "Retirement Plan") for eligible employees. All salaried employees at least age 21 who have completed at least one year of service are eligible to participate in the Retirement Plan. The Retirement Plan provides for a benefit for each participant, including executive officers named in the Executive Compensation Table above, equal to 2% of the participant's final average compensation (average annual compensation during the 36 consecutive calendar months during the final 120 consecutive calendar months of employment) multiplied by the participant's years (and any fraction thereof) of eligible employment (up to a maximum of 30 years). A participant is fully vested in his or her benefit under the Retirement Plan after five years of service. The Retirement Plan is funded by the Savings Bank on a actuarial basis and all assets are held in trust by the Retirement Plan trustee.

    The following table illustrates the annual benefit payable upon normal retirement at age 65 (in single life annuity amounts with no offset for Social Security benefits) at various levels of compensation and years of service under the Retirement Plan and the SERP maintained by the Savings Bank.

                                              Years of Service
                     --------------------------------------------------------------------

    Remuneration          15             20             25           30           35
   --------------    -----------    -----------    ----------    ----------   -----------

       $125,000        $37,500        $50,000        $62,500      $75,000        $75,000
        150,000         45,000         60,000         75,000       90,000         90,000
        175,000         52,500         70,000         87,500      105,000        105,000
        200,000         60,000         80,000        100,000      120,000        120,000
        225,000         67,500         90,000        112,500      135,000        135,000
        250,000         75,000        100,000        125,000      150,000        150,000
        300,000         90,000        120,000        150,000      180,000        180,000
        400,000        120,000        160,000        200,000      240,000        240,000
        450,000        135,000        180,000        225,000      270,000        270,000
        500,000        150,000        200,000        250,000      300,000        300,000
        550,000        165,000        220,000        275,000      330,000        330,000
        600,000        180,000        240,000        300,000      360,000        360,000

------------

(1) The annual retirement benefits shown in the table do not reflect a deduction for Social Security benefits and there are no other offsets to benefits.

(2) For the fiscal year of the Retirement Plan beginning on January 1, 1997, the average final compensation for computing benefits under the Retirement Plan cannot exceed $160,000 (as adjusted for subsequent years pursuant to Code provisions). Benefits in excess of the limitation are provided through the SERP.

(3) For the fiscal year of the Retirement Plan beginning on January 1, 1997, the maximum annual benefit payable under the Retirement Plan cannot exceed $125,000 (as adjusted for subsequent years pursuant to Code provisions).

(4) The maximum years of service credited for benefit purposes is 30 years.

    The following table sets forth the years of credited service and the average annual earnings (as defined above) determined as of December 31, 1997, the end of the 1997 plan year, for each of the individuals named in the Executive Compensation Table.

                                  Years of          Average
                                  Credited          Annual
                                   Service         Earnings
                               -------------    -------------
Harry P. Doherty.............     31 years         $380,000
James R. Coyle...............     27 years          285,000
John P. Brady................     14 years          140,900
Deborah Pagano...............     21 years          117,067
Edward J. Klingele...........     21 years          121,400


SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

    The Savings Bank has adopted the SERP to provide for eligible employees benefits that would be due under its Retirement Plan and 401(k) Plan if such benefits were not limited under the Code. SERP benefits provided with respect to the Retirement Plan are reflected in the pension table. The Board of Directors of the Savings Bank intends to adopt an amendment to the SERP to provide eligible employees with benefits that would be due under the ESOP if such benefits were not limited under the Code.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

    In accordance with applicable federal laws and regulations, the Savings Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

    Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as the Savings Bank, to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties; unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution and (ii) does not give preference to any director, executive officer or principal stockholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features. Officers and directors receive a discount on their interest rate according to a policy for all employees.

    As of December 31, 1997, with the exception of Messrs. Brady and Klingele, both Savings Bank officers, (who had in the aggregate $71,000 and $159,000, respectively, of first mortgage loans from the Savings Bank as of such date), no director or executive officer of the Savings Bank had aggregate indebtedness to the Savings Bank exceeding $60,000.

                             STOCKHOLDER PROPOSALS

    Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in April 1999, must be received at the principal executive offices of the Company, 15 Beach Street, Staten Island, New York 10304, Attention: Patricia J. Villani, Corporate Secretary, no later than December 1, 1998. If such proposal is in compliance with all applicable requirements, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

                                 OTHER MATTERS

    Management is not aware of any business to come before the Special Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

    The cost of the solicitation of proxies will be borne by the Company. The Company has retained Regan & Associates, Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. Such firm will be paid a fee of $9,000, plus reimbursement for out-of-pocket expenses up to $6,000. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                                                    APPENDIX A

                          STATEN ISLAND BANCORP, INC.
                            1998 STOCK OPTION PLAN


                                   ARTICLE I
                           ESTABLISHMENT OF THE PLAN

      Staten Island Bancorp, Inc. (the "Corporation") hereby establishes this 1998 Stock Option Plan (the "Plan") upon the terms and conditions hereinafter stated.


                                  ARTICLE II
                              PURPOSE OF THE PLAN

      The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding Employees and Non-Employee Directors for outstanding performance. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind.


                                  ARTICLE III
                                  DEFINITIONS

      3.01 "Award" means an Option or Stock Appreciation Right granted pursuant to the terms of this Plan.

      3.02 "Bank" means Staten Island Savings Bank, the wholly owned subsidiary of the Corporation.

      3.03 "Board" means the Board of Directors of the Corporation.

      3.04 "Change in Control of the Corporation" shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Corporation in fact is required to comply with Regulation 14A thereunder; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities, or (ii) during any period of twenty-four consecutive months during the term of an Option, individuals who at the beginning of such period constitute the Board of the Corporation cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the

Corporation's stockholders, of each director who was not a director at the date of grant has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

        3.05 "Code" means the Internal Revenue Code of 1986, as amended.

        3.06 "Committee" means a committee of two or more directors appointed by the Board pursuant to Article IV hereof each of whom shall be a Non-Employee Director as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto.

        3.07 "Common Stock" means shares of the common stock, par value $.01 per share, of the Corporation.

        3.08 "Disability" means any physical or mental impairment which qualifies an individual for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company, or, if no such plan applies, which would qualify such individual for disability benefits under the long-term disability plan maintained by the Corporation, if such individual were covered by that plan.

        3.09 "Effective Date" means the day upon which the Board approves this Plan.

        3.10 "Employee" means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

        3.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        3.12 "Fair Market Value" shall be equal to the fair market value per share of the Corporation's Common Stock on the date an Award is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Committee.

        3.13 "Incentive Stock Option" means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

        3.14 "Non-Employee Director" means a member of the Board of the Corporation or Board of Directors of the Bank, including a

Director Emeritus of the Board of the Corporation or Board of Directors of the Bank, who is not an Officer or Employee of the Corporation or any Subsidiary Company.

        3.15 "Non-Qualified Option" means any Option granted under this Plan which is not an Incentive Stock Option.

        3.16 "Offering" means the offering of Common Stock to the public in connection with the conversion of the Bank to the stock form and the issuance of the capital stock of the Bank to the Corporation.

        3.17 "Officer" means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

        3.18 "Option" means a right granted under this Plan to purchase Common Stock.

        3.19 "Optionee" means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

        3.20 "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Corporation, or, if no such plan is applicable, which would constitute "retirement" under the Corporation's pension benefit plan, if such individual were a participant in that plan.

        3.21 "Stock Appreciation Right" means a right to surrender an Option in consideration for a payment by the Corporation in cash and/or Common Stock, as provided in the discretion of the Board or the Committee in accordance with
Section 8.10.

        3.22 "Subsidiary Companies" means those subsidiaries of the Corporation, including the Bank, which meet the definition of "subsidiary corporations" set forth in Section 425(f) of the Code, at the time of granting of the Option in question.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

        4.01 DUTIES OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) deal with satisfaction of an Optionee's tax withholding obligation pursuant to Section 12.02 hereof, (ii) include arrangements to facilitate the

Optionee's ability to borrow funds for payment of the exercise or purchase price of an Award, if applicable, from securities brokers and dealers, and (iii) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously-owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Award shall be final and binding in the absence of action by the Board.

        4.02 APPOINTMENT AND OPERATION OF THE COMMITTEE. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto. In addition, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and regulations thereunder at such times as is required under such regulations. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

        4.03 REVOCATION FOR MISCONDUCT. The Board or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, or any Stock Appreciation Right, to the extent not yet exercised, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation and Bylaws or the Bank's Charter and Bylaws shall terminate as of the effective date of such removal.

        4.04 LIMITATION ON LIABILITY. Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

        4.05 COMPLIANCE WITH LAW AND REGULATIONS. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option or Stock Appreciation Right may be exercised if such exercise would be contrary to applicable laws and regulations.

        4.06 RESTRICTIONS ON TRANSFER. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.


                                    ARTICLE V
                                   ELIGIBILITY

        Awards may be granted to such Employees and Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee. Awards may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies. Non-Employee Directors shall be eligible to receive only Non-Qualified Options pursuant to this Plan.

                                   ARTICLE VI
                        COMMON STOCK COVERED BY THE PLAN

        6.01 OPTION SHARES. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in
Article IX, shall be 4,298,125, which is equal to 10.0% of the shares of Common Stock issued in the Offering. None of such shares shall be the subject of more than one Award at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares. Notwithstanding the foregoing, if an Option is surrendered in connection with the exercise of a Stock Appreciation Right, the number of shares covered thereby shall not be available for grant under the Plan. During the time this Plan remains in effect, grants to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock available under the Plan, respectively. Awards made to Non-Employee Directors in the aggregate may not exceed 30% of the number of shares available under this Plan.

        6.02 SOURCE OF SHARES. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

                                   ARTICLE VII
                                DETERMINATION OF
                         AWARDS, NUMBER OF SHARES, ETC.

        The Board or the Committee shall, in its discretion, determine from time to time which Employees and Non-Employee Directors will be granted Awards under the Plan, the number of shares of Common Stock subject to each Award, whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option (in the case of Employees) and the exercise price of an Option. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors deemed relevant to accomplishing the purposes of the Plan.

                                  ARTICLE VIII
                      OPTIONS AND STOCK APPRECIATION RIGHTS

        Each Option granted hereunder shall be on the following terms and conditions:

        8.01 STOCK OPTION AGREEMENT. The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement.

        8.02   OPTION EXERCISE PRICE.

               (a) INCENTIVE STOCK OPTIONS. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b).

               (b) NON-QUALIFIED OPTIONS. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be established by the Committee at the time of grant, but in no event shall be less than the greater of (i) the par value or (ii) one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted.

        8.03  VESTING AND EXERCISE OF OPTIONS.

               (a) GENERAL RULES. Incentive Stock Options and Non-Qualified Options granted to Employees shall become vested and exercisable at the rate of 20% per year on each annual anniversary of the date the Option was granted, and the right to exercise shall be cumulative. Notwithstanding the foregoing, no vesting shall occur on or after an Employee's employment or service as a Non-Employee Director with the Corporation and all Subsidiary Companies is terminated for any reason other than his death or Disability. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less.

               (b) ACCELERATED VESTING. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a Non-Employee Director because of his death or Disability. All Options hereunder shall become immediately vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a Non-Employee Director due to Retirement or as the result of a Change in Control of the Corporation if as of such date of such Retirement or Change in Control of the Corporation: (i) such treatment is either authorized or is not prohibited by applicable laws and regulations, or (ii) an amendment to the Plan providing for such treatment has been approved by the stockholders of the Corporation at a meeting of stockholders held more than one year after the consummation of the Offering.

        8.04  DURATION OF OPTIONS.

               (a) GENERAL RULE. Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof granted to an Employee shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of
(i) ten (10) years after its date of grant or (ii) one (1) year after the date on which the Employee ceases to be employed by the Corporation and all Subsidiary Companies, unless the Board or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise upon termination of employment to a period not exceeding five (5) years.

        Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof granted to a Non-Employee Director shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) three (3) years after the date on which the Non-Employee Director ceases to serve as a director of the Corporation and all Subsidiary Companies, unless the Board or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise upon termination of service to a period not exceeding five (5) years.

               (b) EXCEPTIONS. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted: (i) if an Employee terminates his employment with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Employee shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options, and (ii) if a Non-Employee Director terminates his service as a director with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Non-Employee Director shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options.

        Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service with the Corporation or a Subsidiary Company following a Change in Control of the Corporation without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the remainder of the original ten (10) year term of the Option from the date of grant.

        If an Optionee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company as a result of Disability or Retirement and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the one (1) year period following his death, to exercise such Options.

        In no event, however, shall any Option be exercisable more than ten (10) years from the date it was granted.

        8.05 NONASSIGNABILITY. Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.05. Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

        8.06 MANNER OF EXERCISE. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

        8.07 PAYMENT FOR SHARES. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, or (iii) at the discretion of the Committee, by delivering shares of Common Stock

(including shares acquired pursuant to the exercise of an Option) equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing.

        8.08 VOTING AND DIVIDEND RIGHTS. No Optionee shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation's stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

        8.09 ADDITIONAL TERMS APPLICABLE TO INCENTIVE STOCK OPTIONS. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this
Section 8.09.

               (a) Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under this Plan, and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

               (b) LIMITATION ON TEN PERCENT STOCKHOLDERS. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section
8.03 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

               (c) NOTICE OF DISPOSITION; WITHHOLDING; ESCROW. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee or the Board may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.09(c).

        8.10   STOCK APPRECIATION RIGHTS.

               (a) GENERAL TERMS AND CONDITIONS. The Board or the Committee may, but shall not be obligated to, authorize the Corporation, on such terms and conditions as it deems appropriate in each case, to grant rights to Optionees to surrender an exercisable Option, or any portion thereof, in consideration for the payment by the Corporation of an amount equal to the excess of the Fair Market Value of the shares of Common Stock subject to the Option, or portion thereof, surrendered over the exercise price of the Option with respect to such shares (any such authorized surrender and payment being hereinafter referred to as a "Stock Appreciation Right"). Such payment, at the discretion of the Board or the Committee, may be made in shares of Common Stock valued at the then Fair Market Value thereof, or in cash, or partly in cash and partly in shares of Common Stock.

        The terms and conditions with respect to a Stock Appreciation Right may include (without limitation), subject to other provisions of this Section 8.10 and the Plan: the period during which, date by which or event upon which the Stock Appreciation Right may be exercised; the method for valuing shares of Common Stock for purposes of this Section 8.10; a ceiling on the amount of consideration which the Corporation may pay in connection with exercise and cancellation of the Stock Appreciation Right; and arrangements for income tax withholding. The Board or the Committee shall have complete discretion to determine whether, when and to whom Stock Appreciation Rights may be granted.

               (b) TIME LIMITATIONS. If a holder of a Stock Appreciation Right terminates service with the Corporation as an Officer or Employee, the Stock Appreciation Right may be exercised only within the period, if any, within which the Option to which it relates may be exercised.

               (c) EFFECTS OF EXERCISE OF STOCK APPRECIATION RIGHTS OR OPTIONS. Upon the exercise of a Stock Appreciation Right, the number of shares of Common Stock available under the Option to which it relates shall decrease by a number equal to the number of shares for which the Stock Appreciation Right was exercised. Upon the exercise of an Option, any related Stock Appreciation Right shall terminate as to any number of shares of Common Stock subject to the Stock Appreciation Right that exceeds the total number of shares for which the Option remains unexercised.

               (d) TIME OF GRANT. A Stock Appreciation Right granted in connection with an Incentive Stock Option must be granted concurrently with the Option to which it relates, while a Stock Appreciation Right granted in connection with a Non-Qualified Option may be granted concurrently with the Option to which it relates or at any time thereafter prior to the exercise or expiration of such Option.

               (e) NON-TRANSFERABLE. The holder of a Stock Appreciation Right may not transfer or assign the Stock Appreciation Right otherwise than by will or in accordance with the laws of descent and distribution, and during a holder's lifetime a Stock Appreciation Right may be exercisable only by the holder.

                                   ARTICLE IX
                         ADJUSTMENTS FOR CAPITAL CHANGES

        The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any outstanding Award relates, the maximum number of shares that can be covered by Award to each Employee and each Non-Employee Director and the exercise price per share of Common Stock under any outstanding Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each recipient of an Award shall be entitled, subject to the conditions herein stated, to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such optionees would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options. Notwithstanding any provision to the contrary, the exercise price of shares subject to outstanding Awards may be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholders.

                                    ARTICLE X
                      AMENDMENT AND TERMINATION OF THE PLAN

        The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under this Plan as specifically authorized herein.

                                   ARTICLE XI
                          EMPLOYMENT AND SERVICE RIGHTS

        Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

                                   ARTICLE XII
                                   WITHHOLDING

        12.01 TAX WITHHOLDING. The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in
Section 8.09(c).

        12.02 METHODS OF TAX WITHHOLDING. The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee's tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Award and/or by the Optionee's delivery of previously-owned shares of Common Stock or other property.

                                  ARTICLE XIII
                        EFFECTIVE DATE OF THE PLAN; TERM

        13.01 EFFECTIVE DATE OF THE PLAN. This Plan shall become effective on the Effective Date, and Awards may be granted hereunder no earlier than the date that this Plan is approved by stockholders of the Corporation and prior to the termination of the Plan, provided that this Plan is approved by stockholders of the Corporation pursuant to Article XIV hereof.

        13.02 TERM OF THE PLAN. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.

                                   ARTICLE XIV
                              STOCKHOLDER APPROVAL

        The Corporation shall submit this Plan to stockholders for approval at a meeting of stockholders of the Corporation held within twelve (12) months following the Effective Date in order to meet the requirements of (i) Section 422 of the Code and regulations thereunder, (ii) Section 162(m) of the Code and regulations thereunder, (iii) the New York Stock Exchange ("NYSE") for listing of the Common Stock on the NYSE, and (iv) regulations of the Office of Thrift Supervision.

                                   ARTICLE XV
                                  MISCELLANEOUS

        15.01 GOVERNING LAW. To the extent not governed by federal law, this Plan shall be construed under the laws of the State of Delaware.

        15.02 PRONOUNS. Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

                                                                      APPENDIX B


                           STATEN ISLAND BANCORP, INC.
             1998 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT


                                    ARTICLE I
                       ESTABLISHMENT OF THE PLAN AND TRUST

        1.01 Staten Island Bancorp, Inc. (the "Corporation") hereby establishes the 1998 Recognition and Retention Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this 1998 Recognition and Retention Plan and Trust Agreement (the "Agreement").

        1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.


                                   ARTICLE II
                               PURPOSE OF THE PLAN

        2.01 The purpose of the Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors of the Corporation and Staten Island Savings Bank ("Bank") with a proprietary interest in the Corporation as compensation for their contributions to the Corporation, the Bank, and any other Subsidiaries and as an incentive to make such contributions in the future.


                                   ARTICLE III
                                   DEFINITIONS

        The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

        3.01 "Bank" means Staten Island Savings Bank, the wholly-owned subsidiary of the Corporation.

        3.02 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

        3.03 "Board" means the Board of Directors of the Corporation.

        3.04 "Change in Control of the Corporation" shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Corporation in fact is required to comply with Regulation 14A thereunder; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities, or (ii) during any period of twenty-four consecutive months during the term of a Plan Share Award, individuals who at the beginning of such period constitute the Board of the Corporation cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each director who was not a director at the date of grant has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

        3.05 "Code" means the Internal Revenue Code of 1986, as amended.

        3.06 "Committee" means the committee appointed by the Board pursuant to
Article IV hereof.

        3.07 "Common Stock" means shares of the common stock, $.01 par value per share, of the Corporation.

        3.08 "Disability" means any physical or mental impairment which qualifies an individual for disability benefits under the applicable long-term disability plan maintained by the Corporation or any Subsidiary or, if no such plan applies, which would qualify such individual for disability benefits under the long-term disability plan maintained by the Corporation, if such individual were covered by that plan.

        3.09 "Effective Date" means the day upon which the Board approves this Plan.

        3.10 "Employee" means any person who is employed by the Corporation, the Bank, or any Subsidiary, or is an officer of the Corporation, the Bank, or any Subsidiary, including officers or other employees who may be directors of the Corporation.

        3.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        3.12 "Non-Employee Director" means a member of the Board of the Corporation or the Board of Directors of the Bank, including a Director Emeritus of the Board of the Corporation or the Board of Directors of the Bank, who is not an Employee.


        3.13 "Offering" means the offering of Common Stock to the public in connection with the conversion of the Bank to the stock form and the issuance of the capital stock of the Bank to the Corporation.

        3.14 "Plan Shares" or "Shares" means shares of Common Stock held in the Trust which may be distributed to a Recipient pursuant to the Plan.

        3.15 "Plan Share Award" or "Award" means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII.

        3.16 "Recipient" means an Employee or Non-Employee Director who receives a Plan Share Award under the Plan.

        3.17 "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Corporation, or, if no such plan is applicable, which would constitute "retirement" under the Corporation's pension benefit plan, if such individual were a participant in that plan.

        3.18 "Subsidiary" means the Bank and any other subsidiaries of the Corporation or the Bank which, with the consent of the Board, agree to participate in this Plan.

        3.19 "Trustee" means such firm, entity or persons approved by the Board to hold legal title to the Plan for the purposes set forth herein.


                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

        4.01 ROLE OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, which shall consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act. The Committee shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding in the absence of action by the Board. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

        4.02 ROLE OF THE BOARD. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove or replace the Trustee, provided that any directors who are selected as members of the Committee shall be Non-Employee Directors.

        4.03 LIMITATION ON LIABILITY. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and any Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

        4.04 COMPLIANCE WITH LAWS AND REGULATIONS. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or stockholders as may be required.


                                    ARTICLE V
                                  CONTRIBUTIONS

        5.01 AMOUNT AND TIMING OF CONTRIBUTIONS. The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation and any Subsidiaries to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Employees or Non-Employee Directors shall be permitted.

        5.02 INVESTMENT OF TRUST ASSETS; NUMBER OF PLAN SHARES. Subject to
Section 8.02 hereof, the Trustee shall invest all of the Trust's assets primarily in Common Stock. The aggregate number of Plan Shares available for distribution pursuant to this Plan shall be 1,719,250 shares of Common Stock, subject to adjustment as provided in Section
9.01 hereof, which shares shall be purchased (from the Corporation and/or, if permitted by applicable regulations, from stockholders thereof) by the Trust with funds contributed by the Corporation. During the time this Plan remains in effect, Awards to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock available under the Plan, respectively. Plan Share Awards to Non-Employee Directors in the aggregate shall not exceed 30% of the number of shares available under this Plan.

                                   ARTICLE VI
                            ELIGIBILITY; ALLOCATIONS

        6.01 AWARDS. Plan Share Awards may be made to such Employees and Non-Employee Directors as may be selected by the Board or the Committee. In selecting those Employees to whom Plan Share Awards may be granted and the number of Shares covered by such Awards, the Board or the Committee shall consider the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors as deemed relevant to accomplishing the purposes of the Plan. The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Plan Share Awards to be granted to him.

        6.02 FORM OF ALLOCATION. As promptly as practicable after an allocation pursuant to Sections 6.01 that a Plan Share Award is to be issued, the Board or the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient. The date on which the Board or the Committee so notifies the Recipient shall be considered the date of grant of the Plan Share Award. The Board or the Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

        6.03 ALLOCATIONS NOT REQUIRED TO ANY SPECIFIC EMPLOYEE OR NON-EMPLOYEE DIRECTOR. No Employee or Non-Employee Director shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Board or the Committee.

                                   ARTICLE VII
             EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

        7.01   EARNING PLAN SHARES; FORFEITURES.

               (a) GENERAL RULES. Subject to the terms hereof, Plan Share Awards shall be earned by a Recipient at the rate of twenty percent (20%) of the aggregate number of Shares covered by the Award as of each annual anniversary of the date of grant of the Award. If the employment of an Employee or service as a Non-Employee Director is terminated prior to the fifth (5th) annual anniversary of the date of grant of a Plan Share Award for any reason (except as specifically provided in subsections (b) and (c) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned. In the event of a forfeiture of the right to any Shares subject to an Award, such forfeited Shares shall become available for allocation pursuant to Section 6.01 hereof as if no Award had been previously granted with respect to such Shares. No fractional shares shall be distributed pursuant to this Plan.

               (b) EXCEPTION FOR TERMINATIONS DUE TO DEATH, DISABILITY OR RETIREMENT. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Corporation or any Subsidiary or service as a Non-Employee Director terminates due to death or Disability shall be deemed earned as of the Recipient's last day of employment with or service to the Corporation or any Subsidiary and shall be distributed as soon as practicable thereafter. In addition, in the event that a Recipient's employment with the Corporation or any Subsidiary or service as a Non-Employee Director terminates due to Retirement, all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed earned as of the Recipient's last day of employment with or service to the Corporation or any Subsidiary and shall be distributed as soon as practicable thereafter; provided, however, that as of the date of such Retirement (i) such treatment is either authorized or is not prohibited by applicable laws and regulations, or (ii) an amendment to the Plan providing for such treatment has been approved by the stockholders of the Corporation at a meeting of stockholders held more than one year after the consummation of the Offering.

               (c) EXCEPTION FOR TERMINATION AFTER A CHANGE IN CONTROL OF THE CORPORATION. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed to be earned in the event of a Change in Control of the Corporation if, as of the date of such Change in Control of the Corporation (i) such treatment is either authorized or is not prohibited by applicable laws and regulations, or (ii) an amendment to the Plan providing for such treatment has been approved by the stockholders of the Corporation at a meeting of stockholders held more than one year after the consummation of the Offering.

               (d) REVOCATION FOR MISCONDUCT. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been distributed hereunder to the Recipient, whether or not yet earned, in the case of an Employee who is discharged from the employ of the Corporation or any Subsidiary for cause (as hereinafter defined). Termination for cause shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Plan Share Awards granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation and Bylaws or the Bank's Charter and Bylaws shall terminate as of the effective date of such removal.

        7.02 DISTRIBUTION OF DIVIDENDS. Any cash dividends (including special large and nonrecurring dividends including one that has the effect of a return of capital to the Corporation's stockholders) or stock dividends declared in respect of each unvested Plan Share Award will be held by the Trust for the benefit of the Recipient on whose behalf such Plan Share Award is then held by the Trust and such dividends, including any interest thereon, will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Plan Share Awards become earned. Any cash dividends or stock dividends declared in respect of each vested Plan Share held by the Trust will be paid by the Trust, as soon as practicable after the Trust's receipt thereof, to the Recipient on whose behalf such Plan Share is then held by the Trust.

        7.03   DISTRIBUTION OF PLAN SHARES.

               (a) TIMING OF DISTRIBUTIONS: GENERAL RULE. Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

               (b) FORM OF DISTRIBUTIONS. All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and distributable. Payments representing cash dividends shall be made in cash.

               (c) WITHHOLDING. The Trustee may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Corporation or any Subsidiary which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

               (d) RESTRICTIONS ON SELLING OF PLAN SHARES. Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Following distribution, the Board or the Committee may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable Federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

       7.04 VOTING OF PLAN SHARES. After a Plan Share Award has been made, the Recipient shall be entitled to direct the Trustee as to the voting of the Plan Shares which are covered by the Plan Share Award and which have not yet been earned and distributed to him pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust which have not been awarded under a Plan Share Award and shares which have been awarded as to which Recipients have not directed the voting shall be voted by the Trustee in its discretion.

                                  ARTICLE VIII
                                      TRUST

        8.01 TRUST. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

        8.02 MANAGEMENT OF TRUST. It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determine that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

               (a) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee are authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

               (b) To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, and certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

               (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

               (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

               (e) To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

               (f) To employ brokers, agents, custodians, consultants and accountants.

               (g) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

               (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

        Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

        8.03 RECORDS AND ACCOUNTS. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board or the Committee.

        8.04 EXPENSES. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or, in the discretion of the Corporation, the Trust.

        8.05 INDEMNIFICATION. Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.


                                   ARTICLE IX
                                  MISCELLANEOUS

        9.01 ADJUSTMENTS FOR CAPITAL CHANGES. The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards and the number of Shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.

        9.02 AMENDMENT AND TERMINATION OF PLAN. The Board may, by resolution, at any time amend or terminate the Plan, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the Recipient, alter or impair his Plan Share Award except as specifically authorized herein. Upon termination of the Plan, the Recipient's Plan Share Awards shall be distributed to the Recipient regardless of whether or not such Plan Share Award had otherwise been earned under the service requirements set forth in Article VII.

        9.03 NONTRANSFERABLE. Plan Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to a Recipient who was notified in writing of an Award by the Committee pursuant to Section 6.03 No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary be subject to any claim for benefits hereunder.

        9.04 EMPLOYMENT OR SERVICE RIGHTS. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

        9.05 VOTING AND DIVIDEND RIGHTS. No Recipient shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and
7.04 above, prior to the time said Plan Shares are actually earned and distributed to him.

        9.06 GOVERNING LAW. To the extent not governed by federal law, the Plan and Trust shall be governed by the laws of the State of Delaware.

        9.07 EFFECTIVE DATE. This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder as of or after the Effective Date and as long as the Plan remains in effect. Notwithstanding the foregoing or anything to the contrary in this Plan, the implementation of this Plan and any Awards granted pursuant hereto are subject to the approval of the Corporation's stockholders.

        9.08 TERM OF PLAN. This Plan shall remain in effect until the earlier of
(1) ten (10) years from the Effective Date, (2) termination by the Board, or (3) the distribution to Recipients and Beneficiaries of all assets of the Trust.

        9.09 TAX STATUS OF TRUST. It is intended that the trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of
Section 671 et seq. of the Code, as the same may be amended from time to time.

        IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, and the initial Trustee of the Trust established pursuant hereto have duly and validly executed this Agreement, all on this 20th day of May, 1998.


                                                 STATEN ISLAND BANCORP, INC.



                                                 By:  /s/Harry P. Doherty
                                                     --------------------------
                                                      Harry P. Doherty
                                                      Chairman of the Board and
                                                      Chief Executive Officer



ATTEST:                                          TRUSTEES:


/s/Patricia J. Villani                           /s/William G. Horn
--------------------------                       ------------------------------
Patricia J. Villani                              William G. Horn
Secretary

                                                 /s/Julius Mehrberg
                                                 ------------------------------
                                                 Julius Mehrberg


                                                 /s/John R. Morris
                                                 ------------------------------
                                                 John R. Morris

                                REVOCABLE PROXY
                          STATEN ISLAND BANCORP, INC.

[X]   PLEASE MARK VOTES
      AS IN THIS EXAMPLE

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF STATEN ISLAND BANCORP, INC. FOR USE AT THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 10, 1998 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned hereby appoints Harry P. Doherty and James R. Coyle as proxies, each with power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated below, all the shares of Common Stock of Staten Island Bancorp, Inc. (the "Company") held of record by the undersigned on June 1, 1998 at the Special Meeting of Stockholders to be held at the Excelsior Grand, located at 2380 Hylan Boulevard, Staten Island, New York on Friday, July 10, 1998, at 10:00 a.m., Eastern Time, and any adjournment thereof.

     The Board of Directors Recommends a Vote in Favor of Proposals 1 and 2 hereon.


1. PROPOSAL to adopt the 1998 Stock          FOR       AGAINST       ABSTAIN
   Option Plan.                              [ ]         [ ]           [ ]



2. PROPOSAL to adopt the 1998                FOR       AGAINST       ABSTAIN
   Recognition and Retention Plan and        [ ]         [ ]           [ ]
   Trust Agreement.


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.




     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS TO ADOPT THE 1998 STOCK OPTION PLAN AND THE 1998 RECOGNITION AND RETENTION PLAN AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE SPECIAL MEETING.

     Please sign exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

                                       ----------------------------------------
Please be sure to sign and date         Date
  this Proxy in the box below.
-------------------------------------------------------------------------------


---- Stockholder sign above -----  Co-holder (if any) sign above --------------


   Detach above card, sign, date and mail in postage paid envelope provided.

                          STATEN ISLAND BANCORP, INC.
-------------------------------------------------------------------------------
                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
-------------------------------------------------------------------------------